Exhibit 24.1


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of The Stanley Works, a Connecticut corporation (the "Corporation"), hereby severally constitute Bruce
H. Beatt, Kathryn Partridge and David S. Winakor our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 of the Corporation filed herewith (the "Registration Statement") relating to the shares issued under the 2001 Long Term Incentive Plan, and any and all amendments thereto, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

SIGNATURE                         TITLE                       DATE
---------                         -----                       ----


/s/ John M. Trani                 Chairman                    May 24, 2001
----------------------            Chief Executive
John M. Trani                     Officer and Director




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SIGNATURE                         TITLE                       DATE
---------                         -----                       ----


/s/ John G. Breen                 Director                    May 24, 2001
----------------------
John G. Breen


/s/ Stillman B. Brown             Director                    May 24, 2001
----------------------
Stillman B. Brown


/s/ Mannie L. Jackson             Director                    May 24, 2001
----------------------
Mannie L. Jackson


/s/ Eileen S. Kraus               Director                    May 24, 2001
----------------------
Eileen S. Kraus


/s/ John D. Opie                  Director                    May 24, 2001
----------------------
John D. Opie


/s/ Hugo E. Uyterhoeven           Director                    May 24, 2001
----------------------
Hugo E. Uyterhoeven


/s/ Kathryn D. Wriston            Director                    May 24, 2001
----------------------
Kathryn D. Wriston







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